Accounts Receivable, Net (Details) - Schedule of Movement of Allowance of Credit Losses for Accounts Receivable - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Movement of Allowance of Credit Losses for Accounts Receivable [Abstract]
Beginning balance	$ 3,115	$ 2,398	$ 2,537
Ending balance	3,269	3,115	2,398
Provision for credit losses	608	1,130	428
Written-off	(401)	(178)	(624)
Exchange rate effect	$ (53)	$ (235)	$ 57